FINANCE COSTS	12 Months Ended
Dec. 31, 2025
Disclosure of finance costs [abstract]
FINANCE COSTS [Text Block]

11. FINANCE COSTS

Finance costs are primarily related to interest and accretion expense on the Company's debt facilities, lease liabilities and accretion of decommissioning liabilities. The Company's finance costs in the periods are summarized as follows:

	Year Ended December 31,
	2025	2024
Debt facilities(1) (Note 21)	$13,044	$13,161
Accretion of decommissioning liabilities	11,096	9,610
Lease liabilities (Note 22)	1,756	2,276
Gain on settlement of senior convertible note(2) (Note 21(a))	(3,363)	-
Interest and other	3,696	3,013
	$26,229	$28,060

(1) During the year ended December 31, 2025, finance costs for debt facilities includes non-cash accretion expense of $11.2 million (December 31, 2024 - $10.1 million).

(2) In December 2025, the Company closed an offering of $300.0 million aggregate principal amount of unsecured senior convertible notes plus an additional over-allotment option of $50 million. The proceeds were used to repurchase a portion of the outstanding 2021 senior convertible notes (Note 21 (a)). The repurchase generated a gain due to the difference between the carrying value of the notes on the date of settlement, compared to the cash paid to repurchase and cancel the 2021 senior convertible notes.